UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 26, 2023

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	NVOS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2023, Novo Integrated Sciences, Inc. (the “Company”) granted to Christopher David, the Company’s Chief Operating Officer, President, and member of the Company’s Board of Directors, pursuant to the Company’s 2021 Equity Incentive Plan, a stock option to purchase 2,000,000 shares of common stock at an exercise price of $0.132. The stock option was fully vested and exercisable on the date of grant and expires on May 31, 2029. The stock option grant is subject to the terms of a stock option agreement, the form of which was filed as an exhibit to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2021.

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on December 21, 2022 by the Company, on December 15, 2022, the Company received a notice on December 15, 2022 (the “December Nasdaq Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended August 31, 2022 (the “Form 10-K”). The Company filed the Form 10-K with the SEC on April 3, 2023. On April 6, 2023, Nasdaq notified the Company that it had closed the matter based on the filing of the Form 10-K.

Also as previously disclosed in the Current Report on Form 8-K filed with the SEC on January 30, 2023 by the Company, on January 25, 2023, the Company received a notice (the “January Nasdaq Notice”) from Nasdaq advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Rule as a result of its failure to timely file the Form 10-K (which has since been filed as discussed above) and its Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2022 (the “November Form 10-Q”). The Company filed the November Form 10-Q with the SEC on May 24, 2023. On May 26, 2023, Nasdaq notified the Company that it had closed the matter based on the filing of the November Form 10-Q.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on April 21, 2023 by the Company, on April 20, 2023, the Company received a notice (the “April Nasdaq Notice”) from Nasdaq advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Rule as a result of its failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2023 (the “February Form 10-Q”). The Company filed the February Form 10-Q with the SEC on May 26, 2023. On May 31, 2023, Nasdaq notified the Company that it had closed the matter based on the filing of the February Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: June 2, 2023	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer